AMENDMENT NUMBER SIX
                                       TO
                            AVONDALE INDUSTRIES, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN


         WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Plan (the "Plan") effective September 1, 1985, said Plan has been amended from time to time, said Plan was amended and restated on December 28, 1994 effective January 1, 1989;

         WHEREAS,  Avondale  Industries,   Inc. reserved  the right to amend the
Plan by resolution of the Board of Directors;

         WHEREAS, it is desirable to amend the Plan to revise the Plan's tender offer provisions;

         NOW, THEREFORE, as authorized by Section 11.1, the Plan is hereby amended, effective May 1, 1998, as follows:


         Section 10.5 of Article X, Tender Offers, is amended and restated to read as follows:

                  10.5  Tender  Offer.  The  Trustee  shall  tender or  exchange
         Company Stock in accordance with directions received from the Committee. The Committee shall instruct the Trustee in response to the tender offer in accordance with ERISA's fiduciary duties to act as a prudent person would act in a similar situation and to act solely in the interests of the Participants and their Beneficiaries.


         IN WITNESS WHEREOF, Avondale Industries, Inc. has caused this amendment to be executed in multiple originals by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 5th day of May, 1998.

                                            AVONDALE INDUSTRIES, INC.


                                            BY: /s/ Thomas M. Kitchen
                                               ----------------------
                                                Thomas M. Kitchen, Secretary



ATTEST

/s/ Jackie H. Walker
--------------------
(Corporate Seal)

                                 ACKNOWLEDGMENT
                                 --------------

STATE OF LOUISIANA

PARISH OF JEFFERSON

         BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number Six to the Avondale Industries, Inc. Employee Stock Ownership Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.



                                            /s/ Thomas M. Kitchen
                                            ---------------------
                                                Thomas M. Kitchen


SWORN TO AND SUBSCRIBED
BEFORE ME THIS 5th DAY
OF MAY, 1998.

/s/ A. Blomkalns
----------------
NOTARY PUBLIC

                              AMENDMENT NUMBER ONE
                                       TO
                            AVONDALE INDUSTRIES, INC.
                    EMPLOYEE STOCK OWNERSHIP TRUST AGREEMENT


        WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Employee Stock Ownership Trust Agreement (the "Trust") effective September 1, 1985; said Trust has been amended from time to time; said Trust was amended and restated effective January 1, 1996 and executed February 12, 1996;

        WHEREAS, Avondale Industries, Inc. reserved the right to amend the Trust by resolution of the Board of Directors;

        WHEREAS, it is desirable to amend the Trust as herein provided;

        NOW, THEREFORE, as authorized by Section 8.1, the Trust is hereby amended, effective May 1, 1998, as follows:

        Section 11.4 of Article XI, Tender Offers, is amended and restated to read as follows:

                  11.4 Tender Offer. The Trustee shall tender or exchange Company Stock in accordance with directions received from the Committee. The Committee shall instruct the trustee in response to the tender offer in accordance with ERISA's fiduciary duties to act as a prudent person would act in a similar situation and to act solely in the interests of the Participants and their Beneficiaries.

        IN WITNESS WHEREOF, Avondale Industries, Inc. has caused this amendment to be executed in multiple originals by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, as of the 5th day of May, 1998.

                                            AVONDALE INDUSTRIES, INC.



                                            BY: /s/ Eugene K. Simon, Jr.
                                                ------------------------
                                                    Eugene K. Simon, Jr.
ATTEST                                              Assistant Secretary

(Corporate Seal)

ADMINISTRATIVE COMMITTEE OF                      TRUSTEES OF THE AVONDALE
THE AVONDALE INDUSTRIES, INC.                    INDUSTRIES, INC. EMPLOYEE
EMPLOYEE STOCK OWNERSHIP PLAN                    STOCK OWNERSHIP PLAN TRUST

/s/ Blance S. Barlotta                           /s/ Blanche S. Barlotta
------------------------------                   ----------------------------
Blanche S. Barlotta, Member                      Blanche S. Barlotta, Trustee

/s/ Eugene E. Blanchard                          /s/ R. Dean Church
------------------------------                   ----------------------------
Eugene E. Blanchard, Member                      R. Dean Church, Trustee

/s/ R. Dean Church                               /s/ Rodney J. Duhon, Jr.
------------------------------                   ----------------------------
R. Dean Church, Member                           Rodney J. Duhon, Trustee

/s/ Rodney J. Duhon, Jr.
------------------------------
Rodney J. Duhon, Jr., Member

/s/ Ernest F. Griffin, Jr.
------------------------------
Ernest F. Griffin, Jr., Member

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

         BEFORE ME, the undersigned Notary Public, personally came and appeared Eugene K. Simon, Jr., who being by me sworn did depose and state that he is the duly elected Secretary of Avondale Industries, Inc. and that in such capacity he executed the foregoing Amendment to the Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust, as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

WITNESSES:
/s/ Jan T. White                                 /s/ Eugene K. Simon, Jr.
-----------------                                ------------------------
/s/ Kim D. Dodgen                                Eugene K. Simon, Jr.
-----------------


SWORN TO AND SUBSCRIBED
BEFORE ME THIS 5th  DAY
OF MAY, 1998.

/s/ A. Blomkalns
-----------------
NOTARY PUBLIC

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

         BEFORE ME, the undersigned Notary Public, personally came and appeared Blanche S. Barlotta, who being by me sworn did depose and state that she executed the foregoing Amendment to the Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


WITNESSES:
/s/ Jan T. White                                 /s/ Blanche S. Barlotta
-----------------                                -----------------------
/s/ Kim D. Dodgen                                Blanche S. Barlotta
-----------------





SWORN TO AND SUBSCRIBED
BEFORE ME THIS 5th  DAY
OF MAY, 1998.

/s/ A. Blomkalns
-----------------
NOTARY PUBLIC

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

         BEFORE ME, the undersigned Notary Public, personally came and appeared Eugene E. Blanchard, who being by me sworn did depose and state that he executed the foregoing Amendment to the Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


WITNESSES:
/s/ Jan T. White                                 /s/ Eugene E. Blanchard, Jr.
-----------------                                ----------------------------
/s/ Kim D. Dodgen                                Eugene E. Blanchard
-----------------





SWORN TO AND SUBSCRIBED
BEFORE ME THIS 5th  DAY
OF MAY, 1998.

/s/ A. Blomkalns
-----------------
NOTARY PUBLIC

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

         BEFORE ME, the undersigned Notary Public,  personally came and appeared
R. Dean Church, who being by me sworn did depose and state that he executed the foregoing Amendment to the Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


WITNESSES:
/s/ Jan T. White                                 /s/ R. Dean Church
-----------------                                ----------------------------
/s/ Kim D. Dodgen                                R. Dean Church
-----------------





SWORN TO AND SUBSCRIBED
BEFORE ME THIS 5th  DAY
OF MAY, 1998.

/s/ A. Blomkalns
-----------------
NOTARY PUBLIC

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

         BEFORE ME, the undersigned Notary Public, personally came and appeared Rodney J. Duhon, Jr., who being by me sworn did depose and state that he executed the foregoing Amendment to the Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


WITNESSES:
/s/ Jan T. White                                 /s/ Rodney J. Duhon, Jr.
-----------------                                ----------------------------
/s/ Kim D. Dodgen                                Rodney J. Duhon, Jr.
-----------------





SWORN TO AND SUBSCRIBED
BEFORE ME THIS 5th  DAY
OF MAY, 1998.

/s/ A. Blomkalns
-----------------
NOTARY PUBLIC

                                 ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

         BEFORE ME, the undersigned Notary Public, personally came and appeared Ernest F. Griffin, Jr., who being by me sworn did depose and state that he executed the foregoing Amendment to the Amended and Restated Avondale Industries, Inc. Employee Stock Ownership Trust Agreement, as the undersigned's free act and deed for the purposes therein set forth.


WITNESSES:
/s/ Jan T. White                                 /s/ Ernest F. Griffin, Jr.
-----------------                                ----------------------------
/s/ Kim D. Dodgen                                Ernest F. Griffin, Jr.
-----------------





SWORN TO AND SUBSCRIBED
BEFORE ME THIS 5th  DAY
OF MAY, 1998.

/s/ A. Blomkalns
-----------------
NOTARY PUBLIC